The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2026

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q26 vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Selected income statement data
Fee and other revenue	$4,039	$3,833	$3,845	$3,825	$3,633	5%	11%
Net interest income	1,370	1,346	1,236	1,203	1,159	2	18
Total revenue	5,409	5,179	5,081	5,028	4,792	4	13
Provision for credit losses	(7)	(26)	(7)	(17)	18	N/M	N/M
Noninterest expense	3,400	3,360	3,236	3,206	3,252	1	5
Income before income taxes	2,016	1,845	1,852	1,839	1,522	9	32
Provision for income taxes	386	376	395	404	300	3	29
Net income	$1,630	$1,469	$1,457	$1,435	$1,222	11%	33%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,562	$1,427	$1,339	$1,391	$1,149	9%	36%
Diluted earnings per common share	$2.24	$2.02	$1.88	$1.93	$1.58	11%	42%
Average common shares and equivalents outstanding – diluted (in thousands)	698,164	705,140	712,854	720,007	727,398	(1)%	(4)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	37%	36%	36%	37%	32%
Return on common equity	16.1%	14.5%	13.7%	14.7%	12.6%
Return on tangible common equity – Non-GAAP (a)	29.3%	26.6%	25.6%	27.8%	24.2%
Non-U.S. revenue as a percentage of total revenue	36%	36%	35%	36%	33%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)(c)	$59.4	$59.3	$57.8	$55.8	$53.1	—%	12%
Assets under management (“AUM”) (in trillions) (b)	$2.1	$2.2	$2.1	$2.1	$2.0	(2)%	6%
Full-time employees	47,200	48,100	49,200	49,900	51,000	(2)%	(7)%
Book value per common share	$57.48	$57.36	$55.99	$54.76	$52.82
Tangible book value per common share – Non-GAAP (a)	$31.75	$31.64	$30.60	$29.57	$28.20
Cash dividends per common share	$0.53	$0.53	$0.53	$0.47	$0.47
Common dividend payout ratio	24%	26%	28%	25%	30%
Closing stock price per common share	$118.63	$116.09	$108.96	$91.11	$83.87
Market capitalization	$81,425	$79,897	$75,983	$64,254	$60,003
Common shares outstanding (in thousands)	686,379	688,236	697,349	705,241	715,434

Capital ratios at period end (d)
Common Equity Tier 1 (“CET1”) ratio	11.0%	11.9%	11.7%	11.5%	11.5%
Tier 1 capital ratio	13.8%	14.6%	14.4%	14.5%	14.6%
Total capital ratio	14.5%	15.4%	15.3%	15.5%	15.7%
Tier 1 leverage ratio	6.0%	6.0%	6.1%	6.1%	6.2%
Supplementary leverage ratio (“SLR”)	6.6%	6.7%	6.7%	6.9%	6.9%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) March 31, 2026 information is preliminary.
(c) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025, $2.0 trillion at June 30, 2025 and $1.9 trillion at March 31, 2025.

(d) Regulatory capital ratios for March 31, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						1Q26 vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Revenue
Investment services fees	$2,652	$2,632	$2,585	$2,583	$2,411	1%	10%
Investment management and performance fees	785	806	782	758	739	(3)	6
Foreign exchange revenue	232	171	166	213	156	36	49
Financing-related fees	62	53	67	51	60	17	3
Distribution and servicing fees	37	36	37	36	37	3	—
Total fee revenue	3,768	3,698	3,637	3,641	3,403	2	11
Investment and other revenue	271	135	208	184	230	N/M	N/M
Total fee and other revenue	4,039	3,833	3,845	3,825	3,633	5	11
Net interest income	1,370	1,346	1,236	1,203	1,159	2	18
Total revenue	5,409	5,179	5,081	5,028	4,792	4	13
Provision for credit losses	(7)	(26)	(7)	(17)	18	N/M	N/M
Noninterest expense
Staff	1,888	1,812	1,745	1,768	1,834	4	3
Software and equipment	556	565	542	527	513	(2)	8
Professional, legal and other purchased services	388	429	404	388	366	(10)	6
Sub-custodian and clearing	151	139	141	150	131	9	15
Net occupancy	123	143	140	132	136	(14)	(10)
Distribution and servicing	73	73	68	63	65	—	12
Business development	50	71	45	53	48	(30)	4
Bank assessment charges	24	(22)	6	22	38	N/M	N/M
Amortization of intangible assets	9	11	12	11	11	(18)	(18)
Other	138	139	133	92	110	(1)	25
Total noninterest expense	3,400	3,360	3,236	3,206	3,252	1	5
Income before income taxes	2,016	1,845	1,852	1,839	1,522	9	32
Provision for income taxes	386	376	395	404	300	3	29
Net income	1,630	1,469	1,457	1,435	1,222	11	33
Net (income) loss attributable to noncontrolling interests	2	(8)	(12)	(12)	(2)	N/M	N/M
Preferred stock dividends	(70)	(34)	(106)	(32)	(71)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,562	$1,427	$1,339	$1,391	$1,149	9%	36%

Average common shares and equivalents outstanding: Basic	691,178	697,540	705,873	714,799	720,951	(1)%	(4)%
Diluted	698,164	705,140	712,854	720,007	727,398	(1)%	(4)%

Earnings per common share: Basic	$2.26	$2.04	$1.90	$1.95	$1.59	11%	42%
Diluted	$2.24	$2.02	$1.88	$1.93	$1.58	11%	42%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2026	2025
(dollars in millions)	March 31 (a)	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$6,390	$5,111	$5,055	$5,699	$5,354
Interest-bearing deposits with the Federal Reserve and other central banks	170,202	116,009	106,368	135,602	102,303
Interest-bearing deposits with banks	13,544	10,397	11,027	12,069	11,945
Federal funds sold and securities purchased under resale agreements	43,660	44,892	41,863	45,547	41,316
Securities	155,615	150,200	149,528	147,068	145,385
Trading assets	16,488	14,276	13,625	12,610	11,978
Loans	101,261	80,615	75,195	73,096	71,404
Allowance for loan losses	(237)	(245)	(272)	(275)	(295)
Net loans	101,024	80,370	74,923	72,821	71,109
Premises and equipment	3,796	3,581	3,549	3,289	3,257
Accrued interest receivable	1,402	1,435	1,426	1,348	1,302
Goodwill	16,734	16,767	16,773	16,823	16,661
Intangible assets	2,809	2,822	2,834	2,849	2,846
Other assets	29,853	26,440	28,341	30,056	27,235
Total assets	$561,517	$472,300	$455,312	$485,781	$440,691
Liabilities
Deposits	$417,080	$331,894	$314,697	$346,393	$308,644
Federal funds purchased and securities sold under repurchase agreements	19,506	18,992	16,585	15,492	15,663
Trading liabilities	4,747	6,135	3,499	6,134	4,580
Payables to customers and broker-dealers	24,754	21,872	23,638	21,273	22,244
Commercial paper	1,002	2,003	2,364	2,361	1,662
Other borrowed funds	175	422	283	293	212
Accrued taxes and other expenses	4,449	5,544	4,920	4,634	4,438
Other liabilities	11,903	8,757	12,678	11,233	8,756
Long-term debt	32,582	31,873	32,287	33,429	30,869
Total liabilities	516,198	427,492	410,951	441,242	397,068
Temporary equity
Redeemable noncontrolling interests	81	87	111	111	94
Permanent equity
Preferred stock	5,331	4,836	4,836	5,331	5,331
Common stock	14	14	14	14	14
Additional paid-in capital	30,142	29,907	29,795	29,659	29,535
Retained earnings	47,582	46,396	45,346	44,388	43,343
Accumulated other comprehensive loss, net of tax	(3,496)	(3,035)	(3,362)	(3,549)	(4,115)
Less: Treasury stock, at cost	(34,790)	(33,805)	(32,750)	(31,893)	(30,989)
Total The Bank of New York Mellon Corporation shareholders’ equity	44,783	44,313	43,879	43,950	43,119
Nonredeemable noncontrolling interests of consolidated investment management funds	455	408	371	478	410
Total permanent equity	45,238	44,721	44,250	44,428	43,529
Total liabilities, temporary equity and permanent equity	$561,517	$472,300	$455,312	$485,781	$440,691
(a) The spot balance sheet on March 31, 2026, was temporarily elevated reflecting a single-day increase in deposits, interest-bearing deposits with the Federal Reserve and other central banks and overnight loans as a result of delayed processing of certain payments.

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q26 vs.
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Investment services fees	$2,652	$2,632	$2,585	$2,583	$2,411	1%	10%
Investment management and performance fees:
Investment management fees (a)	784	792	776	748	734	(1)	7
Performance fees	1	14	6	10	5	N/M	N/M
Total investment management and performance fees (b)	785	806	782	758	739	(3)	6
Foreign exchange revenue	232	171	166	213	156	36	49
Financing-related fees	62	53	67	51	60	17	3
Distribution and servicing fees	37	36	37	36	37	3	—
Total fee revenue	3,768	3,698	3,637	3,641	3,403	2	11
Investment and other revenue:
Income (loss) from consolidated investment management funds	(6)	19	23	35	6	N/M	N/M
Seed capital gains (losses) (c)	(3)	4	8	8	(6)	N/M	N/M
Other trading revenue	94	76	73	59	71	N/M	N/M
Renewable energy investment gains	44	6	19	15	15	N/M	N/M
Corporate/bank-owned life insurance	48	51	41	35	38	N/M	N/M
Other investments gains (losses) (d)	108	(43)	7	26	24	N/M	N/M
Disposal gains (losses)	—	—	12	—	40	N/M	N/M
Expense reimbursements from joint venture	32	35	36	34	31	N/M	N/M
Other income	4	2	19	7	11	N/M	N/M
Net securities gains (losses)	(50)	(15)	(30)	(35)	—	N/M	N/M
Total investment and other revenue	271	135	208	184	230	N/M	N/M
Total fee and other revenue	$4,039	$3,833	$3,845	$3,825	$3,633	5%	11%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees increased 4% (Non-GAAP) compared with 1Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q26			4Q25			3Q25			2Q25			1Q25
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$97,886	3.19%		$97,489	3.38%		$94,533	3.69%		$99,426	3.73%		$86,038	3.84%
Interest-bearing deposits with banks	12,049	2.30		11,440	2.53		10,980	2.97		11,199	3.10		10,083	3.39
Federal funds sold and securities purchased under resale agreements	42,848	24.29	(a)	43,363	26.99	(a)	40,885	30.66	(a)	39,522	32.23	(a)	41,166	28.79	(a)
Loans	81,058	5.09		76,678	5.46		72,692	5.80		71,265	5.81		69,670	5.80
Securities:
U.S. government obligations	34,521	3.50		33,726	3.49		31,754	3.59		29,279	3.63		26,614	3.49
U.S. government agency obligations	63,975	3.29		61,578	3.29		61,174	3.40		62,874	3.36		63,514	3.27
Other securities	55,405	3.45		55,119	3.54		54,986	3.61		54,610	3.58		51,403	3.62
Total investment securities	153,901	3.39		150,423	3.43		147,914	3.52		146,763	3.49		141,531	3.44
Trading securities (b)	8,568	4.26		7,896	4.82		7,489	5.02		7,367	4.84		6,199	5.29
Total securities (b)	162,469	3.44		158,319	3.50		155,403	3.59		154,130	3.56		147,730	3.52
Total interest-earning assets (b)	$396,310	5.94%		$387,289	6.46%		$374,493	6.98%		$375,542	7.03%		$354,687	6.97%
Noninterest-earning assets	65,618			63,924			62,998			63,066			61,157
Total assets	$461,928			$451,213			$437,491			$438,608			$415,844

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$263,497	2.39%		$258,640	2.58%		$248,016	2.90%		$250,688	2.95%		$234,394	2.98%
Federal funds purchased and securities sold under repurchase agreements	19,457	47.90	(a)	18,105	57.66	(a)	16,242	69.11	(a)	17,485	65.95	(a)	17,566	60.25	(a)
Trading liabilities	2,565	4.17		2,839	4.03		3,333	4.40		2,821	4.94		2,063	4.56
Other borrowed funds	325	5.01		339	4.57		243	4.63		432	5.06		288	5.93
Commercial paper	1,945	3.97		2,310	4.32		3,268	4.63		2,511	4.56		1,279	4.51
Payables to customers and broker-dealers	17,636	3.47		16,764	4.02		16,434	4.34		15,494	4.19		15,142	4.21
Long-term debt	32,542	4.93		32,135	5.09		32,503	5.53		31,805	5.64		31,216	5.57
Total interest-bearing liabilities	$337,967	5.34%		$331,132	5.94%		$320,039	6.64%		$321,236	6.74%		$301,948	6.66%
Total noninterest-bearing deposits	54,949			51,842			51,310			49,610			48,141
Other noninterest-bearing liabilities	24,116			23,858			21,674			24,073			23,808
Total The Bank of New York Mellon Corporation shareholders’ equity	44,432			43,978			43,974			43,223			41,542
Noncontrolling interests	464			403			494			466			405
Total liabilities and equity	$461,928			$451,213			$437,491			$438,608			$415,844
Net interest margin		1.38%			1.38%			1.31%			1.27%			1.30%
Net interest margin (FTE) – Non-GAAP (c)		1.38%			1.38%			1.31%			1.27%			1.30%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $233 billion for 1Q26, $242 billion for 4Q25, $241 billion for 3Q25, $247 billion for 2Q25 and $224 billion for 1Q25. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 3.78% for 1Q26, 4.11% for 4Q25, 4.45% for 3Q25, 4.45% for 2Q25 and 4.46% for 1Q25. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 3.70% for 1Q26, 4.02% for 4Q25, 4.36% for 3Q25, 4.36% for 2Q25 and 4.37% for 1Q25. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2026	2025
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios: (a)
Standardized Approach:
CET1 capital	$21,114	$21,086	$20,645	$20,149	$19,505
Tier 1 capital	26,441	25,909	25,471	25,472	24,783
Total capital	27,933	27,390	27,079	27,243	26,581
Risk-weighted assets	192,263	177,677	176,432	175,668	169,262

CET1 ratio	11.0%	11.9%	11.7%	11.5%	11.5%
Tier 1 capital ratio	13.8	14.6	14.4	14.5	14.6
Total capital ratio	14.5	15.4	15.3	15.5	15.7

Advanced Approaches:
CET1 capital	$21,114	$21,086	$20,645	$20,149	$19,505
Tier 1 capital	26,441	25,909	25,471	25,472	24,783
Total capital	27,586	27,046	26,734	26,897	26,246
Risk-weighted assets	166,609	162,418	168,841	168,748	162,234

CET1 ratio	12.7%	13.0%	12.2%	11.9%	12.0%
Tier 1 capital ratio	15.9	16.0	15.1	15.1	15.3
Total capital ratio	16.6	16.7	15.8	15.9	16.2

Tier 1 leverage ratio: (a)
Average assets for Tier 1 leverage ratio	$443,562	$432,803	$419,077	$420,131	$397,513
Tier 1 leverage ratio	6.0%	6.0%	6.1%	6.1%	6.2%

SLR: (a)
Leverage exposure	$402,005	$388,529	$377,728	$369,838	$359,666
SLR	6.6%	6.7%	6.7%	6.9%	6.9%

Average liquidity coverage ratio (a)	111%	112%	112%	112%	116%
Average net stable funding ratio (a)	131%	130%	130%	131%	132%
(a) Regulatory capital and liquidity ratios for March 31, 2026 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q26 vs.
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Revenue:
Investment services fees:
Asset Servicing (a)	$1,170	$1,146	$1,129	$1,082	$1,050	2%	11%
Issuer Services	278	331	313	376	267	(16)	4
Total investment services fees	1,448	1,477	1,442	1,458	1,317	(2)	10
Foreign exchange revenue	196	142	143	175	136	38	44
Other fees (b)	74	68	73	60	65	9	14
Total fee revenue	1,718	1,687	1,658	1,693	1,518	2	13
Investment and other revenue	203	62	119	94	140	N/M	N/M
Total fee and other revenue	1,921	1,749	1,777	1,787	1,658	10	16
Net interest income	757	735	670	675	630	3	20
Total revenue	2,678	2,484	2,447	2,462	2,288	8	17
Provision for credit losses	(11)	(13)	(3)	(13)	8	N/M	N/M
Total noninterest expense (a)	1,648	1,651	1,639	1,605	1,569	—	5
Income before income taxes (a)	$1,041	$846	$811	$870	$711	23%	46%

Total revenue by line of business:
Asset Servicing (a)	$2,170	$1,932	$1,903	$1,858	$1,774	12%	22%
Issuer Services	508	552	544	604	514	(8)	(1)
Total revenue by line of business	$2,678	$2,484	$2,447	$2,462	$2,288	8%	17%

Financial ratios:
Pre-tax operating margin (a)	39%	34%	33%	35%	31%

Memo: Securities lending revenue (c)	$72	$69	$62	$56	$52	4%	38%
(a) In 1Q26, we realigned clients in Managed Accounts Solutions from the Asset Servicing line of business to the Wealth Solutions (formerly Pershing) line of business in the Market and Wealth Services business segment. Prior period amounts were revised for comparability.
(b) Other fees primarily include financing-related fees.
(c) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q26 vs.
(dollars in millions, unless otherwise noted)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Selected balance sheet data:
Average loans	$12,265	$11,439	$10,706	$11,327	$11,347	7%	8%
Average assets (a)(b)	$218,500	$211,728	$201,965	$206,064	$194,418	3%	12%
Average deposits (b)	$197,789	$192,771	$183,070	$185,823	$175,853	3%	12%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)(d)	$42.7	$42.7	$41.5	$39.9	$37.9	—%	13%
Market value of securities on loan at period end (in billions) (e)	$629	$604	$554	$516	$504	4%	25%

Issuer Services
Total debt serviced at period end (in trillions)	$15.0	$14.8	$14.5	$14.3	$13.9	1%	8%
Number of Depositary Receipts programs at period end	1,632	1,614	1,601	1,568	1,576	1%	4%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) In 1Q26, we realigned clients in Managed Accounts Solutions from the Asset Servicing line of business to the Wealth Solutions (formerly Pershing) line of business in the Market and Wealth Services business segment. Prior period amounts were revised for comparability.
(c) March 31, 2026 information is preliminary.
(d) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.1 trillion at March 31, 2026, $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025, $2.0 trillion at June 30, 2025 and $1.9 trillion at March 31, 2025.

(e) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $73 billion at March 31, 2026, $74 billion at Dec. 31, 2025, $81 billion at Sept. 30, 2025, $68 billion at June 30, 2025 and $62 billion at March 31, 2025.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q26 vs.
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Revenue:
Investment services fees:
Wealth Solutions (a)	$544	$518	$520	$525	$515	5%	6%
Payments and Trade	220	212	214	209	209	4	5
Clearance and Collateral Management	430	417	398	385	362	3	19
Total investment services fees	1,194	1,147	1,132	1,119	1,086	4	10
Foreign exchange revenue	36	28	31	30	29	29	24
Other fees (b)	70	65	70	63	65	8	8
Total fee revenue	1,300	1,240	1,233	1,212	1,180	5	10
Investment and other revenue	21	9	22	36	21	N/M	N/M
Total fee and other revenue	1,321	1,249	1,255	1,248	1,201	6	10
Net interest income	571	569	524	506	497	—	15
Total revenue	1,892	1,818	1,779	1,754	1,698	4	11
Provision for credit losses	(6)	(7)	(3)	(6)	4	N/M	N/M
Total noninterest expense (a)	937	951	912	912	881	(1)	6
Income before income taxes (a)	$961	$874	$870	$848	$813	10%	18%

Total revenue by line of business:
Wealth Solutions (a)	$783	$754	$741	$751	$731	4%	7%
Payments and Trade	545	524	510	490	477	4	14
Clearance and Collateral Management	564	540	528	513	490	4	15
Total revenue by line of business	$1,892	$1,818	$1,779	$1,754	$1,698	4%	11%

Financial ratios:
Pre-tax operating margin (a)	51%	48%	49%	48%	48%
(a) In 1Q26, we realigned clients in Managed Accounts Solutions from the Asset Servicing line of business in the Securities Services business segment to the Wealth Solutions (formerly Pershing) line of business. Prior period amounts were revised for comparability.
(b) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q26 vs.
(dollars in millions, unless otherwise noted)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Selected balance sheet data:
Average loans	$52,921	$49,613	$46,278	$44,262	$42,986	7%	23%
Average assets (a)(b)	$147,689	$145,105	$137,592	$135,607	$129,727	2%	14%
Average deposits (b)	$103,043	$101,776	$97,508	$96,574	$91,906	1%	12%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)(d)	$16.5	$16.2	$16.0	$15.6	$14.9	2%	11%

Wealth Solutions (formerly Pershing)
AUC/A at period end (in trillions) (b)(c)	$3.3	$3.3	$3.2	$3.0	$2.9	—%	14%
Net new assets (U.S. platform) (in billions) (e)	$22	$51	$3	$(10)	$11	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	352	285	269	334	298	24%	18%
Average active clearing accounts (in thousands)	8,601	8,487	8,387	8,405	8,406	1%	2%

Payments and Trade
Average daily U.S. dollar payment volumes	257,960	258,080	246,286	246,250	244,673	—%	5%

Clearance and Collateral Management
Average collateral balances (in billions)	$7,783	$7,453	$7,275	$7,061	$6,576	4%	18%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) In 1Q26, we realigned clients in Managed Accounts Solutions from the Asset Servicing line of business in the Securities Services business segment to the Wealth Solutions (formerly Pershing) line of business. Prior period amounts were revised for comparability.
(c) March 31, 2026 information is preliminary.
(d) Consists of AUC/A from the Clearance and Collateral Management and Wealth Solutions (formerly Pershing) lines of business.
(e) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						1Q26 vs.
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
Revenue:
Investment management fees	$785	$793	$776	$748	$735	(1)%	7%
Performance fees	1	14	6	10	5	N/M	N/M
Investment management and performance fees (a)	786	807	782	758	740	(3)	6
Distribution and servicing fees	70	69	69	69	68	1	3
Other fees (b)	(83)	(84)	(78)	(76)	(75)	N/M	N/M
Total fee revenue	773	792	773	751	733	(2)	5
Investment and other revenue (c)	(1)	11	10	9	5	N/M	N/M
Total fee and other revenue (c)	772	803	783	760	738	(4)	5
Net interest income	53	51	41	41	41	4	29
Total revenue	825	854	824	801	779	(3)	6
Provision for credit losses	9	3	—	—	2	N/M	N/M
Total noninterest expense	726	703	640	653	714	3	2
Income before income taxes	$90	$148	$184	$148	$63	(39)%	43%

Total revenue by line of business:
Investment Management	$550	$577	$559	$543	$518	(5)%	6%
Wealth Management	275	277	265	258	261	(1)	5
Total revenue by line of business	$825	$854	$824	$801	$779	(3)%	6%

Financial ratios:
Pre-tax operating margin	11%	17%	22%	19%	8%

Selected balance sheet data:
Average loans	$14,233	$13,931	$14,143	$13,991	$13,537	2%	5%
Average assets (d)	$27,261	$26,948	$27,247	$27,114	$26,402	1%	3%
Average deposits	$9,592	$9,453	$9,201	$9,216	$9,917	1%	(3)%
(a) On a constant currency basis, investment management and performance fees increased 4% (Non-GAAP) compared with 1Q25. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							1Q26 vs.
(dollars in billions)	1Q26	4Q25	3Q25		2Q25	1Q25	4Q25	1Q25
AUM by product type: (a)(b)
Equity	$172	$179	$180		$168	$156	(4)%	10%
Fixed income	261	262	257		248	234	—	12
Index	497	517	512		488	470	(4)	6
Liability-driven investments	530	539	537		588	549	(2)	(3)
Multi-asset and alternative investments	181	186	181		173	167	(3)	8
Cash	485	495	475		441	432	(2)	12
Total AUM	$2,126	$2,178	$2,142		$2,106	$2,008	(2)%	6%

Changes in AUM: (a)(b)
Beginning balance of AUM	$2,178	$2,142	$2,106		$2,008	$2,029
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(4)	(8)		(3)	(3)
Fixed income	3	5	7		5	2
Liability-driven investments	1	(15)	(23)		—	1
Multi-asset and alternative investments	—	(1)	(1)		(4)	(2)
Total long-term active strategies inflows (outflows)	—	(15)	(25)		(2)	(2)
Index	(7)	(8)	(8)		(22)	(11)
Total long-term strategies inflows (outflows)	(7)	(23)	(33)		(24)	(13)
Short-term strategies:
Cash	(10)	20	34		7	(5)
Total net inflows (outflows)	(17)	(3)	1		(17)	(18)
Net market impact	(23)	40	30		70	(25)
Net currency impact	(12)	(1)	(10)		45	22
Other	—	—	15	(c)	—	—
Ending balance of AUM	$2,126	$2,178	$2,142		$2,106	$2,008	(2)%	6%

Wealth Management client assets (a)(d)	$339	$350	$348		$339	$327	(3)%	4%
(a) March 31, 2026 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects a change in methodology beginning in the third quarter of 2025 to include assets under advisement.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25
Revenue:
Fee revenue	$(23)	$(21)	$(27)	$(15)	$(28)
Investment and other revenue	50	45	45	33	62
Total fee and other revenue	27	24	18	18	34
Net interest income (expense)	(11)	(9)	1	(19)	(9)
Total revenue	16	15	19	(1)	25
Provision for credit losses	1	(9)	(1)	2	4
Noninterest expense	89	55	45	36	88
Loss before income taxes	$(74)	$(31)	$(25)	$(39)	$(67)

Selected balance sheet data:
Average loans and leases	$1,639	$1,695	$1,565	$1,685	$1,800
Average assets	$68,478	$67,432	$70,687	$69,823	$65,297

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2025	1Q26 change in unrealized gain (loss)	March 31, 2026			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$45,383	$(232)	$51,648	$49,103		95%	$(2,545)		23%	100%	—%	—%	—%	—%
U.S. Treasury	33,386	(142)	35,990	35,783		99	(207)		38	100	—	—	—	—
Non-U.S. government (d)	34,224	(237)	33,695	33,435		99	(260)		24	84	16	—	—	—
Agency commercial MBS	9,600	5	9,603	9,380		98	(223)		45	100	—	—	—	—
Foreign covered bonds	8,806	(36)	8,761	8,707		99	(54)		38	100	—	—	—	—
CLOs	7,958	(12)	8,349	8,337		100	(12)		100	100	—	—	—	—
U.S. government agencies	4,029	(7)	4,176	4,003		96	(173)		27	100	—	—	—	—
Non-agency commercial MBS	2,196	(2)	2,180	2,094		96	(86)		45	100	—	—	—	—
Non-agency RMBS	1,515	(2)	1,645	1,529		93	(116)		48	100	—	—	—	—
Other asset-backed securities	376	1	367	347		95	(20)		21	100	—	—	—	—
Other debt securities	10	1	11	11		100	—		—	—	—	—	—	100
Total securities	$147,483	$(663)	$156,425	$152,729	(e)	98%	$(3,696)	(f)	34%	96%	4%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $1,099 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $106,785 million at March 31, 2026, or 70% of the securities portfolio. The fair value of the held-to-maturity securities totaled $45,944 million at March 31, 2026, or 30% of the securities portfolio.

(f) At March 31, 2026, includes a pre-tax net unrealized loss of $810 million related to available-for-sale securities, net of hedges, and $2,886 million related to held-to-maturity securities. The after-tax unrealized loss, net of hedges, related to available-for-sale securities was $610 million, and the after-tax unrealized loss related to held-to-maturity securities was $2,201 million.
Note: At March 31, 2026, the accretable discount relating to securities was $2,834 million. Including the discontinued hedges, net accretion was $125 million in 1Q26.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2026	2025
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$245	$272	$275	$295	$294
Allowance for lending-related commitments	74	63	70	75	72
Allowance for other financial instruments (a)	25	33	34	31	26
Allowance for credit losses – beginning of period	$344	$368	$379	$401	$392

Net (charge-offs) recoveries:
Charge-offs	(1)	—	(5)	(10)	(10)
Recoveries	11	2	1	5	1
Total net (charge-offs) recoveries	10	2	(4)	(5)	(9)
Provision for credit losses (b)	(7)	(26)	(7)	(17)	18
Allowance for credit losses – end of period	$347	$344	$368	$379	$401

Allowance for credit losses – end of period:
Allowance for loan losses	$237	$245	$272	$275	$295
Allowance for lending-related commitments	85	74	63	70	75
Allowance for other financial instruments (a)	25	25	33	34	31
Allowance for credit losses – end of period	$347	$344	$368	$379	$401

Allowance for loan losses as a percentage of total loans	0.23%	0.30%	0.36%	0.38%	0.41%

Nonperforming assets	$69	$143	$160	$161	$213
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,562	$1,427	$1,339	$1,391	$1,149
Add: Amortization of intangible assets	9	11	12	11	11
Less: Tax impact of amortization of intangible assets	2	3	3	2	3
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,569	$1,435	$1,348	$1,400	$1,157

Average common shareholders’ equity	$39,448	$39,142	$38,626	$37,892	$36,980
Less: Average goodwill	16,774	16,777	16,787	16,748	16,615
Average intangible assets	2,819	2,827	2,842	2,850	2,849
Add: Deferred tax liability – tax deductible goodwill	1,226	1,227	1,236	1,236	1,226
Deferred tax liability – intangible assets	660	662	665	668	666
Average tangible common shareholders’ equity – Non-GAAP	$21,741	$21,427	$20,898	$20,198	$19,408

Return on common equity – GAAP	16.1%	14.5%	13.7%	14.7%	12.6%
Return on tangible common equity – Non-GAAP	29.3%	26.6%	25.6%	27.8%	24.2%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2026	2025
(dollars in millions, except common shares and unless otherwise noted)	March 31	Dec. 31	Sept. 30	June 30	March 31
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$44,783	$44,313	$43,879	$43,950	$43,119
Less: Preferred stock	5,331	4,836	4,836	5,331	5,331
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	39,452	39,477	39,043	38,619	37,788
Less: Goodwill	16,734	16,767	16,773	16,823	16,661
Intangible assets	2,809	2,822	2,834	2,849	2,846
Add: Deferred tax liability – tax deductible goodwill	1,226	1,227	1,236	1,236	1,226
Deferred tax liability – intangible assets	660	662	665	668	666
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$21,795	$21,777	$21,337	$20,851	$20,173

Period-end common shares outstanding (in thousands)	686,379	688,236	697,349	705,241	715,434

Book value per common share – GAAP	$57.48	$57.36	$55.99	$54.76	$52.82
Tangible book value per common share – Non-GAAP	$31.75	$31.64	$30.60	$29.57	$28.20

Net interest margin reconciliation
(dollars in millions)	1Q26	4Q25	3Q25	2Q25	1Q25
Net interest income – GAAP	$1,370	$1,346	$1,236	$1,203	$1,159
Add: Tax equivalent adjustment	—	—	—	1	—
Net interest income (FTE) – Non-GAAP	$1,370	$1,346	$1,236	$1,204	$1,159

Average interest-earning assets	$396,310	$387,289	$374,493	$375,542	$354,687

Net interest margin – GAAP (a)	1.38%	1.38%	1.31%	1.27%	1.30%
Net interest margin (FTE) – Non-GAAP (a)	1.38%	1.38%	1.31%	1.27%	1.30%
(a) Net interest margin is annualized.

Constant currency reconciliations			1Q26 vs.
(dollars in millions)	1Q26	1Q25	1Q25
Consolidated:
Investment management and performance fees – GAAP	$785	$739	6%
Impact of changes in foreign currency exchange rates	—	14
Adjusted investment management and performance fees – Non-GAAP	$785	$753	4%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$786	$740	6%
Impact of changes in foreign currency exchange rates	—	14
Adjusted investment management and performance fees – Non-GAAP	$786	$754	4%